Nov 19, 2018 Conference Call for Investment Community Exhibit 99.2

Agenda for Today’s Call Topic Speaker Safe Harbor Statement Laura Hansen, PhD, VP, Investor Relations Opening Remarks Jayson Dallas, MD, President & Chief Executive Officer AR101 for Peanut Allergy NEJM publication of PALISADE RAMSES Topline Results Daniel Adelman, MD, Chief Medical Officer Q&A Jayson Dallas, MD, President & Chief Executive Officer Daniel Adelman, MD, Chief Medical Officer Eric Bjerkholt, Chief Financial Officer Stephen Tilles, MD, Clinical Professor at the Univ. of Washington; Consultant to Aimmune Therapeutics Closing Remarks Jayson Dallas, MD, President & Chief Executive Officer

Forward-Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, clinical development plans, anticipated milestones, product candidate benefits, potential market size, product adoption, market positioning, competitive strengths, product development, and other clinical, business and financial matters. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially. Risks and uncertainties include, but are not limited to, our limited operating history, our need for additional financing to achieve our goals, our dependence on our lead product AR101, the need for additional clinical testing of AR101, uncertainties relating to the regulatory process, uncertainties relating to the timing and operation of clinical trials, potential safety issues, possible lack of market acceptance of our product candidates, the intense competition in the biopharmaceutical industry, our dependence on exclusive third-party suppliers and manufacturers, and limitations on intellectual property protection. A further list and description of these risks, uncertainties and other factors can be found in our report on Form 10-Q filed on November 8, 2018. Copies of this filing are available online at www.sec.gov or www.aimmune.com. Any forward-looking statements made in this presentation speak only as of the date of the presentation. We do not undertake to update any forward-looking statements as a result of new information or future events or developments.

Aimmune’s food allergy treatments are investigational and are not FDA-approved

PALISADE Phase 3 Results Published in NEJM (Nov 18, 2018) “…treatment with AR101 resulted in higher doses of peanut protein that could be ingested without dose-limiting symptoms and in lower symptom severity during peanut exposure at the exit food challenge than placebo.” Vickery et al., NEJM, November 18, 2018 (online publication)

Executive Summary Aimmune Therapeutics is leading the field in developing novel treatments for food allergies New England Journal of Medicine publication highlights phase 3 PALISADE trial of AR101 Recently completed RAMSES phase 3 safety showed favorable safety profile; consistent with PALISADE In PALISADE, AR101 reduced the frequency and severity of reactions during the exit food challenge, which mimics accidental exposure We are on track to submit a Biologics License Application for AR101 in December We are preparing for a successful U.S. launch of AR101 in 2019, assuming approval

Peanut Allergy is One of the Most Common Food Allergies 4 out of 10 children with peanut allergy experienced a severe reaction over a 3-year period 8 out of 10 children with peanut allergy never outgrow it Over 1.6 million kids and teens affected in United States

Our Precision Medicine Approach Will Leverage the Oral Route Characterized allergen profile and FDA-regulated biologic products Convenient, once-daily oral dose taken with spoonfuls of food Research shows high levels of desensitization can be achieved with oral immunotherapy that may not be possible with other routes Goal of oral immunotherapy is to minimize the body’s reaction to trigger foods

Aimmune Therapeutics: Leading the Field in Developing Food Allergy Treatments Backed by rigorous science, our approach aims to transform food allergy treatment First-of-its-kind therapy to reduce the frequency and severity of peanut allergy reactions Food allergies are a growing, often life-threatening condition with no approved treatments Focused on reliable protection for patients and enabling allergists to be leaders in peanut allergy care

Largest and most rigorously conducted oral immunotherapy trial for peanut allergy ever reported First to use an independent blinded assessor DBPCFC at both baseline and exit First and only peanut OIT study to exceed the pre-specified, FDA-mandated superiority margin for efficacy First to accept participants with past medical history of severe or life-threatening anaphylaxis 12-month intervention period (6 months up-dosing, 6 months maintenance at 300 mg per day) PALISADE Was the Largest, Most Rigorous Phase 3 Trial of Immunotherapy for Peanut Allergy

Participant Disposition Safety Population (N=496*) Completer Population (N=412†) *3 were randomized in error; 496 exposed to ≥ 1 dose of study product †2 AR101 and 1 placebo subjects had an evaluable exit DBPCFC but did not complete the study per protocol. Vickery et al., NEJM, November 18, 2018 (online publication) Screened (n=750) Failed Screening (n=251) AR101 (n=374) Received AR101 (n=372) Did not receive AR101 (n=2) Placebo (n=125) Received AR101 (n=124) Did not receive AR101 (n=1) Withdrawn (n=80) Not due to AE (n=37) Due to AE (n=43) Completed study (n=294) Withdrawn (n=10) Not due to AE (n=7) Due to AE (n=3, 2.4%) Completed study (n=115)

PALISADE Hit Primary and Secondary Efficacy Endpoints Patients Ages 4-17 Who Tolerated Each Dose Level at Exit DBPCFC *p<0.00001 for Treatment Difference >15% DBPCFC: Double-Blind, Placebo-Controlled Food Challenge Intent-to-Treat Analysis1 Primary Endpoint Key Secondary Endpoints *p<0.00001 Peanut Protein Tolerated (mg) Peanut Protein Tolerated (mg) Single Dose 300 600 1000 Cumulative Dose 443 1043 2043 Vickery et al., NEJM, November 18, 2018 (online publication) Jones S, et al. AAAAI 2018 Single Dose 300 600 1000 Cumulative Dose 443 1043 2043 Completer Analysis2 Primary endpoint: Difference between groups = 63% (95% CI: 53,73) p<0.00001

Response was Consistent Across All Age Groups Studied Percentage of Patients Who Completed the Trial and Tolerated 600 mg of Peanut Protein at Exit DBPCFC (n=33) (n=131) (n=281) Responders % (n=84) (n=197) (n=99) (n=20) (n=32) (n=13) ITT analysis of adults AR101 41.5% vs Placebo 14.3% (p=0.07) DBPCFC: Double-Blind, Placebo-Controlled Food Challenge ITT: Intent-to-Treat

PALISADE Participants Were Highly Atopic Percentage of Participants with Past Medical History Vickery et al., NEJM, November 18, 2018 (online publication)

In an Atopic Population, Adverse Events are Expected *Treatment-Emergent Adverse Events (TEAEs) regardless of relatedness to treatment 99% and 95% of AR101 and Placebo participants, respectively, experienced at least 1 TEAE* Vickery et al., NEJM, November 18, 2018 (online publication)

0.004 0.005 Number of AR101-Related TEAEs Per Month of Exposure Adverse Events were Mostly Mild or Moderate Vickery et al., NEJM, November 18, 2018 (online publication)

Trigger Foods Cause Allergic Reactions of Different Severities

Examples of Classification Categories

MILD (Grade 1)
Transient skin hive
Tingling around the mouth
Gastrointestinal discomfort

MODERATE (Grade 2)
Persistent hives
Wheezing
Abdominal discomfort
Vomiting

SEVERE (Grade 3)
Labored breathing
Transient hypotension
Medical intervention/ therapy is required
Hospitalization is possible

CoFAR = Consortium of Food Allergy Research.
Burks AW, et al. *N Engl J Med.* 2012;367:233-43. DOI: 10.1056/NEJMoa1200435.

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Low Instance of Anaphylaxis* 87% Gastrointestinal Skin Respiratory Immune System 14.2% ALLERGIC REACTIONS SYSTEMIC ALLERGIC REACTIONS More than 1 Body System ANAPHYLAXIS Grade ≥3 0.3% (n=1, Grade 3) 98% mild or moderate *single case (0.3% of subjects) Vickery et al., NEJM, November 18, 2018 (online publication) Percent of AR101 Subjects Experiencing an Allergic Reaction (regardless of relatedness to treatment)

Epinephrine Use Was Infrequent and Not a Surrogate Measure of Anaphylaxis or Systemic Allergic Reaction Severity Percent of Subjects Using Epinephrine Severity of Events Associated with Epinephrine 7.5% ∆ * Includes the single case of severe anaphylaxis Vickery et al., NEJM, November 18, 2018 (online publication) 0% *

RAMSES Phase 3 Safety Trial Was Consistent with PALISADE

Simulated real-world clinical practice and did not require a food challenge Replicated the PALISADE up-dosing period Like PALISADE, prophylactic anti-histamines, to mitigate allergic reactions, were not allowed ~80% of participants completed up-dosing and moved on to maintenance dose in both studies AR101 safety profile in RAMSES was consistent with that observed in PALISADE RAMSES Phase 3 Safety Trial of AR101 in Peanut-Allergic Children and Adolescents

RAMSES Population Compared to PALISADE Baseline Characteristics (Ages 4-17) PALISADE RAMSES Characteristic, n (%) AR101 (n=372) Placebo (n=124) AR101 ( n=337 ) Placebo ( n=168 ) Sex Male   208 (56%)   76 (61%) 218 (64.7%) 102 (60.7%) Age 4-11 years 12-17 years   238 (64%) 134 (36%)   89 (72%) 35 (28%) 226( 67.1%) 111 (32.9%) 114 ( 67.9%) 54 (32.1%) Race Non-Hispanic Caucasian Other 292 (78%) 80 (22%) 97 (78%) 27 (22%) 277 (82.2%) 60 (17.8% ) 123 (73.2%) 45 (26.8%) Baseline peanut sensitivity Median (IQR) SPT average wheal (mm) Median (IQR) Peanut-specific IgE (kUA/L) Median (IQR) maximum tolerated dose (mg) 11 (9, 14.5) 69 (19, 194) 10 (3,30) 12 (9, 15.3) 75 (29, 251) 10 (3,30) 13.5 (10.5, 19) 97 (49, 216) NA 13.5 ( 11.00. 18.50) 82 ( 38, 174) NA History of pre-study peanut anaphylaxis 269 (72%) 89 (72%) 204 (60.5%) 107 (63.7%) Previous or present asthma  198 (53%) 65 (52%)  176 ( 52.2%) 77 (45.8%) Multiple food allergies 245 (66%)  80 (65%) 219 (65%) 90 (53.6%) NA = Not available or Not done Preliminary data

AR101 Had a Consistent Safety Profile in Both Phase 3 Trials RAMSES IDE + Up-dosing PALISADE IDE + Up-dosing AR101 (n= 337) Placebo (n=168) AR101 (n=372) Placebo (n=124) Treatment-emergent adverse events 99.1% 94.6% 96.8% 88.7% Epinephrine Use 11.0% 5.4% 10.8% 4.0% Serious adverse events 0.6%* 1.2%* 1.1% 0% Systemic Allergic Reactions (Investigator Reported) 10.7% 5.4% 8.6% 1.6% Anaphylaxis 1.2%† 0% 0%† 0% Eosinophilic Esophagitis (EoE) 0.6% 0% 0.3% 0% Deaths or SUSARs 0% 0.6%‡ 0% 0% *Neither of the two serious adverse events (SAEs) in the AR101 group were related to AR101 (one SAE of acute lymphocytic leukemia and one SAE of mycoplasma pneumonia); neither of the two SAEs in the placebo group were treatment-related (one SAE of acute appendicitis and one SAE of traumatic brain injury) † In RAMSES, there were 4 cases of non-serious anaphylaxis (2 withdrew, 2 completed); in PALISADE, there was one case of anaphylaxis that occurred in maintenance ‡ Death due to traumatic brain injury resulting from motor-vehicle accident in which the participant was a passenger SUSAR: suspected unexpected serious adverse reaction

PALISADE Demonstrated that AR101 Reduces the Frequency and Severity of Allergic Reactions to Peanut* *During the DBPCFC at study exit

Understanding PALISADE Efficacy Endpoint: Tolerated Dose

Palisade TRIAL

Exit Double-Blind, Placebo-Controlled Food Challenge

Subjects needed to react (stop food challenge) at 100 mg peanut protein, or less, at entry

Milligrams of Peanut Protein

Efficacy Endpoints

					Secondary	Primary	Secondary
Single Tolerated Dose	3	10	30	100	300	600	1000
	Tolerate	Tolerate	Tolerate	Tolerate	Tolerate	Tolerate	Tolerate
Cumulative Tolerated Dose	3	13	43	143	443	1043	2043
	Tolerate	Tolerate	Tolerate	Tolerate	Tolerate	Tolerate	Tolerate

- DBPCFC was done at trial entry and exit; independent assessor at each site
- Increasing doses of peanut protein were given every 20-30 minutes
- Dose level is **tolerated** if subject successfully ingests it with no dose-limiting symptoms
- Primary endpoint of 600 mg was set to provide safety buffer over typical real-world accidental exposure (median=125mg)*

*The median estimated eliciting dose in real life was 125 mg (N=238 peanut-allergic patients) as reported by Deschildre A, et al. *Clinical & Experimental Allergy*; 46:610-620

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AR101 Significantly Reduced Both Frequency and Severity of Allergic Reactions to Peanut AR101 Placebo Key Findings Compared to placebo, the AR101 group: Developed fewer moderate and severe symptoms Tolerated more peanut exposure before the onset of symptoms Was more likely to complete the challenge DBPCFC: Double-Blind, Placebo-Controlled Food Challenge Single Dose: 3 mg 10 mg 600 mg 30 mg 100 mg 300 mg 1000 mg Cumulative Dose: 3 mg 13 mg 1043 mg 43 mg 143 mg 443 mg 2043 mg 3 mg 10 mg 600 mg 30 mg 100 mg 300 mg 1000 mg 3 mg 13 mg 1043 mg 43 mg 143 mg 443 mg 2043 mg Single Dose: Cumulative Dose: Subjects Attempting Dose Subjects Attempting Dose Vickery et al., NEJM, November 18, 2018 (online publication) Symptom Severity at 12-Month Exit DBPCFC, Ages 4-17

AR101 Significantly Reduced Epinephrine Use Due to Peanut Exposure1 125 mg (~1/2 peanut) is the median eliciting dose in the real world2 1 During the Double-Blind, Placebo-Controlled Food Challenge at study exit 2 The median estimated eliciting dose in real life was 125 mg (N=238 peanut-allergic patients) as reported by Deschildre A, et al. Clinical & Experimental Allergy; 46:610-620 0% 0.9% 0% 6.4% 0% 16% 0.3% 23.4% 0.3% 51.5% 2.5% 41.7% 7.6% 40.0% 99% ↓ 99% ↓ 94% ↓ 81% ↓

Clinical Data Show Robust Efficacy and Safety of AR101 in Highly Sensitive Peanut-Allergic Children and Adolescents

AR101 Safety Profile in PALISADE[1] and RAMSES

- Treatment-emergent adverse events (TEAEs) were common in both AR101 and placebo groups
- Vast majority of participants experienced mild/moderate symptoms in both trials
- TEAEs were lower in maintenance in PALISADE (no maintenance in RAMSES)
- Epinephrine use was infrequent and not a surrogate of anaphylaxis or symptom severity
- Low instances of anaphylaxis and EoE

AR101 Efficacy at 12-Month DBPCFC in PALISADE[1]

- **Robust:** Median tolerated dose increased 100-fold, up to ~3-4 peanuts (~6-8 peanuts, cumulatively)
- **Reliable:** 80% of AR101 participants completed the study, and nearly all tolerated the equivalent of ~ 1 peanut; 63% tolerated 1,000 mg (cumulative 2,043 mg)
- After desensitization, the exit food challenge results showed that AR101 reduced frequency and severity of allergic reactions to amounts of peanut protein typical of **real-world** accidental exposures

[1] Vickery et al., *NEJM*, November 18, 2018 (online publication)

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Looking Forward

PALISADE Phase 3 Results Published in NEJM (Nov 18, 2018) “…treatment with AR101 resulted in higher doses of peanut protein that could be ingested without dose-limiting symptoms and in lower symptom severity during peanut exposure at the exit food challenge than placebo.” Vickery et al., NEJM, November 18, 2018 (online publication)

Aiming to Deliver on Our Promise to the Food Allergy Community Next year, AR101 could be the first approved treatment for peanut allergy Biologics License Application (BLA) for AR101 is on track for submission to the U.S. Food and Drug Administration (FDA) in December 2018 as planned; Marketing Authorisation Application (MAA) for Europe in mid-2019 also on track The recently announced investment of $98 million from Nestlé Health Science*, combined with our $255 million of cash as of the end of 3Q 2018, puts us in a great position to: Deliver AR101 to patients in the United States Continue to advance AR101 in Europe Develop our pipeline of treatments for other food allergies *Transaction expected to close in 2018